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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2001, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-10679.






                                                Arthur Andersen LLP









Cleveland, Ohio
March 28, 2001.

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